MORGAN STANLEY INSTITUTIONAL FUND, INC.

P.O. Box 2798
Boston, Massachusetts 02208-2798

STATEMENT OF ADDITIONAL INFORMATION
APRIL 28, 2006,
as supplemented on May 25, 2006 and July 7, 2006

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no load mutual fund consisting of 21 portfolios offering a variety of investment alternatives. Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers both Class A and Class B shares. The International Small Cap, Money Market and Municipal Money Market Portfolios only offer Class A shares. This Statement of Additional Information ("SAI") sets forth information about the Fund applicable to all 21 portfolios (each a "Portfolio" and collectively the "Portfolios"). Following is a list of the Portfolios:

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:	U.S. EQUITY PORTFOLIOS:

Active International Allocation Portfolio	Focus Equity Portfolio

Emerging Markets Portfolio	Large Cap Relative Value Portfolio

Global Franchise Portfolio	Small Company Growth Portfolio*

Global Value Equity Portfolio	Systematic Active Large Cap Core Portfolio

International Equity Portfolio**	Systematic Active Small Cap Core Portfolio

International Growth Equity Portfolio	Systematic Active Small Cap Growth Portfolio

International Magnum Portfolio	Systematic Active Small Cap Value Portfolio

International Real Estate Portfolio	U.S. Large Cap Growth Portfolio

International Small Cap Portfolio**	U.S. Real Estate Portfolio

MONEY MARKET PORTFOLIOS:	FIXED INCOME PORTFOLIOS:

Money Market Portfolio	Emerging Markets Debt Portfolio

Municipal Money Market Portfolio

  *  Portfolio is currently closed to new investors.

  **  Portfolio is currently closed to new investors with certain exceptions.

This SAI is not a prospectus, but should be read in conjunction with the Fund's prospectuses dated April 28, 2006, as they may be supplemented from time to time, which may be obtained by calling the Fund toll-free at 1-800-548-7786.

The Fund's most recent Annual Report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.

Certain Portfolios are "non-diversified" and, as such, such Portfolios' investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified'' funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The Emerging Markets Debt, Focus Equity, International Real Estate and U.S. Real Estate Portfolios are non-diversified portfolios.

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and its Portfolios. Morgan Stanley Investment Management Inc. (the "Adviser" or "MSIM") acts as investment adviser to each Portfolio. Under the supervision of the Adviser, Morgan Stanley Investment Advisors Inc. ("MSIA") acts as investment sub-adviser to the Money Market and Municipal Money Market Portfolios; Morgan Stanley Investment Management Limited ("MSIM Limited") acts as investment sub-adviser to the Global Franchise, Global Value Equity, International Equity, International Real Estate, International Small Cap and International Magnum Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the Emerging Markets Portfolio, the International Magnum Portfolio and the International Real Estate Portfolio; and Morgan Stanley Asset & Investment Trust Management Co. Limited ("MSAITM") acts as investment sub-adviser to the International Magnum Portfolio (MSIA, MSIM Limited, MSIM Company and MSAITM are each referred to individually as the "Sub-Adviser" and collectively as the "Sub-Advisers"). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies. More details about each investment and related risks are provided in the discussion following the tables.

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Emerging Markets	Global Franchise	Global Value Equity	International Equity	International Growth Equity	International Magnum	International Real Estate	International Small Cap
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓
Depositary Receipts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓
Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓	✓	✓	✓
IPOs	✓	✓	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investing	✓	✓	✓	✓	✓	✓	✓	✓	✓
—REITs	✓	✓	✓	✓	✓	✓	✓	✓	✓
—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓	✓	✓	✓
Fixed Income Securities:
High Yield Securities		✓
U.S. Government Securities	✓	✓	*	*	*	✓	✓	✓	*
Agencies	✓	✓	*	*	*	✓	✓	✓	*
Corporates	✓	✓	*	*	*	✓	✓	✓	*
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage Related Securities						✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓
Municipals
Asset-Backed Securities
Loan Participations and Assignments		✓
Temporary Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓				✓	✓	✓
Eurodollar and Yankee Dollar Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Investment:
Foreign Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Government Fixed Income Securities	✓	✓				✓	✓	✓
Foreign Corporate Fixed Income Securities		✓	✓				✓	✓	✓
Emerging Market Country Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Russian Equity Securities		✓				✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓
Brady Bonds		✓	✓		✓		✓	✓	✓
Investment Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other Securities:
Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓

	Active International Allocation	Emerging Markets	Global Franchise	Global Value Equity	International Equity	International Growth Equity	International Magnum	International Real Estate	International Small Cap
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements
Structured Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓
Derivatives:
Forward Foreign Currency Exchange Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Forward Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Options	✓	✓	✓	✓	✓	✓	✓	✓	✓
Swaps, Caps, Collars and Floors	✓	✓	✓	✓	✓	✓	✓	✓	✓

  *  See Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

	Focus Equity	Large Cap Relative Value	Small Company Growth	Systematic Active Large Cap Core	Systematic Active Small Cap Core	Systematic Active Small Cap Growth	Systematic Active Small Cap Value	U.S. Large Cap Growth	U.S. Real Estate
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓
Depositary Receipts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓
Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓	✓	✓	✓
IPOs	✓		✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Investing	✓	✓	✓	✓	✓	✓	✓	✓	✓
—REITs	✓	✓	✓	✓	✓	✓	✓	✓	✓
—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓	✓	✓	✓
Fixed Income Securities:
High Yield Securities
U.S. Government Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Agencies	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporates	✓	✓	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓

	Focus Equity	Large Cap Relative Value	Small Company Growth	Systematic Active Large Cap Core	Systematic Active Small Cap Core	Systematic Active Small Cap Growth	Systematic Active Small Cap Value	U.S. Large Cap Growth	U.S. Real Estate
Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mortgage Related Securities
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓
Municipals
Asset-Backed Securities
Loan Participations and Assignments
Temporary Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Eurodollar and Yankee Dollar Obligations
Foreign Investment:
Foreign Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Government Fixed Income Securities									✓
Foreign Corporate Fixed Income Securities									✓
Emerging Market Country Securities		✓		✓	✓	✓	✓	✓	✓
Russian Equity Securities
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓
Brady Bonds
Investment Funds	✓	✓	✓					✓	✓
Other Securities:
Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓
Borrowing for Investment Purposes
Temporary Borrowing	✓	✓	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements
Structured Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓
Derivatives:
Forward Foreign Currency Exchange Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓
Forward Contracts	✓	✓	✓					✓	✓
Options	✓	✓	✓	✓	✓	✓	✓	✓	✓
Swaps, Caps, Collars and Floors	✓	✓	✓					✓	✓

FIXED INCOME AND MONEY MARKET PORTFOLIOS

	Emerging Markets Debt	Money Market	Municipal Money Market
Equity Securities:
Common Stocks
Depositary Receipts	✓
Preferred Stocks	✓

	Emerging Markets Debt	Money Market	Municipal Money Market
Rights	✓
Warrants	✓
Convertible Securities	✓
Limited Partnerships
Investment Company Securities	✓	✓	✓
Real Estate Investing
—REITs
—Specialized Ownership Vehicles
Fixed Income Securities:
High Yield Securities	✓
U.S. Government Securities	✓	✓	✓
Agencies	✓	✓	✓
Corporates	✓	✓	*
Money Market Instruments	✓	✓	✓
Mortgage Related Securities	✓	✓
—MBSs	✓	✓
—CMOs	✓
—SMBSs
Repurchase Agreements	✓	✓	✓
Municipals	✓	✓
Asset-Backed Securities	✓	✓
Loan Participations and Assignments	✓
Temporary Investments	✓	✓	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment	✓	✓	✓
Floaters	✓	✓	✓
Inverse Floaters	✓
Eurodollar and Yankee Dollar Obligations	✓
Foreign Investment:
Foreign Equity Securities	✓
Foreign Government Fixed Income Securities	✓
Foreign Corporate Fixed Income Securities	✓
Emerging Market Country Securities	✓
Russian Equity Securities
Foreign Currency Transactions	✓
Brady Bonds	✓
Investment Funds	✓
Other Securities:
Loans of Portfolio Securities	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓
Borrowing for Investment Purposes	✓
Temporary Borrowing	✓	✓	✓
Reverse Repurchase Agreements	✓	✓
Short Sales		✓
Structured Investments	✓	✓	✓
Derivatives:
Forward Foreign Currency Exchange Contracts	✓
Futures Contracts	✓
Forward Contracts	✓
Options	✓
Swaps, Caps, Collars and Floors	✓

  *  This Portfolio may invest in certain Corporate Debt as described under Money Market Instruments and Temporary Investments.

EQUITY SECURITIES

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "depositary receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in depositary receipts will be deemed to be an investment in the underlying securities, except that ADRs and other types of depositary receipts may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed-income security and are, therefore, included in both the definition of equity security and fixed-income security.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of shares of common stock or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a fixed-income security or preferred stock, so that, for example, a convertible fixed-income security would be a fixed-income security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of equity security and fixed-income security. Each of the U.S., Global and International Equity Portfolios can invest up to 5% of its assets in convertible securities that have been rated below investment grade.

Limited Partnerships. A limited partnership interest entitles a portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds ("ETFs"). The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. A Portfolio may invest in investment company securities of investment companies managed by MSIM or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Securities and Exchange Commission (the "SEC"). To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

Exchange Traded Funds. The Portfolios may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio's investments.

REITs. Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in a Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

Interest-rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Fixed Income Value Investing. The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk and prepayment risk, to name a few. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the Portfolio's interest-rate, sector and security selection positions so as to take advantage of the most attractive of these value opportunities.

Investment Grade Securities. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

High Yield Securities. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

U.S. Government Securities. U.S. Government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA"). Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Adjustable Rate Government Securities. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Agencies. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority ("TVA"). An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Maturity and Duration Management. A component of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed, based upon the Adviser's assessment of the market's implied forecasts for inflation and economic growth. Adjustments to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall.

Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Corporates. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

Money Market Instruments. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed income securities comprising:

(1)  Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, and in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2)  Each Portfolio (except the Money Market and Municipal Money Market Portfolios) may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their two highest categories (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch). The Money Market Portfolio and Municipal Money Market Portfolio invest only in commercial paper (as described below) rated in the highest category;

(3)  Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(4)  U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)  Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)  Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;

(7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Ginnie Mae, FHLMC or Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by the FHLMC's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis. See also "Leverage Risk."

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the

Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a

CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is determined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. In addition, certain Portfolios may invest in repurchase agreements backed by non-governmental collateral; certain Portfolios may invest in repurchase agreements that are backed by money market instruments or high grade corporate bonds entered into only on an overnight basis and only with approved broker-dealers. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of a Portfolio to immediately liquidate the collateral in the event of default or bankruptcy by the seller.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement. See also "Leverage Risk."

Municipals. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Fund's Board of Directors has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Asset-Backed Securities. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

There may be a limited secondary market for certain of the asset-backed securities in which the Fund invests.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans may be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A

Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Temporary Investments. When the Adviser believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero coupon treasury bonds are sold under a variety of different names, including Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRS"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Floaters. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

Inverse Floaters. Inverse floating rate obligations ("inverse floaters") are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

Eurodollar and Yankee Dollar Obligations. The Portfolios may invest in Eurodollar and Yankee dollar obligations, which are fixed income securities. Eurodollar and Yankee dollar obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the EMU). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of an issuer in a country other than the United States.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Emerging Market Country Securities. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Russian Equity Securities. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, a Portfolio will not invest in the equity securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into forward foreign currency exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

OTHER SECURITIES

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% (10% for the Money Market and Municipal Money Market Portfolios) of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Temporary Borrowing. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Debt Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Leverage Risk. Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

Short Selling. A short sale is a transaction in which a Portfolio sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Structured Investments. Each Portfolio may invest in structured investments. Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index. Particular structured investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured investments also may trade differently from their underlying securities. Structured investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of structured investments, making high volume trades possible only with discounting.

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of structured investments that each Portfolio may invest in. The Portfolios may invest in other structured investments, including those that may be developed in the future, to the extent that the structured investments are otherwise consistent with a Portfolio's investment objective and policies.

PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, a Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, a Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. A Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

Structured Notes. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), referenced bonds and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid. The Portfolios will use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

DERIVATIVES

Certain Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each Portfolio will limit its use of forward foreign currency exchange contracts and other derivative products for non-hedging purposes to 33 1/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forward foreign currency exchange contracts or other derivative products for hedging purposes.

The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a Portfolio for hedging or risk management purposes and in other circumstances when the Adviser believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been if these investment techniques had not been used.

Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

Forward Foreign Currency Exchange Contract. Forward foreign currency exchange contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing foreign equity or bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

Forward foreign currency exchange contracts are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade forward foreign currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forward foreign currency exchange contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward foreign currency exchange contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward foreign currency exchange contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward foreign currency exchange contract. See also "Leverage Risk."

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of, exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use forward foreign currency exchange contracts, which are separately discussed above under "Forward Foreign Currency Exchange Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will uses these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may use futures contracts, forward contracts and related options follow.

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolios may also use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such contracts. See also "Leverage Risk."

Limitations on Futures Contracts. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon, except as set forth in a Portfolio's Prospectus or SAI. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedging position.

Options. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Swaps, Caps, Collars and Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e., nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

Credit Default Swaps. The Emerging Markets Debt Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its Portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

The Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

INVESTMENT LIMITATIONS

Fundamental Limitations

Each current Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

  (1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

  (2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

  (3)  lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

  (4)  except with respect to the Emerging Markets Debt, International Real Estate, Focus Equity and U.S. Real Estate Portfolios, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

  (5)  issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), except that the Emerging Markets Debt Portfolio may borrow from banks and other entities in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objectives and policies;

  (6)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

  (7)  acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Portfolio or the Municipal Money Market Portfolio) instruments issued by U.S. Banks, except that each of the International Real Estate and U.S. Real Estate Portfolios will invest more than 25% of its total assets in the European and U.S. real estate industries, respectively, as described in their Prospectuses; and

  (8)  write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations

In addition, each current Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each current Portfolio of the Fund will not:

  (1)  purchase on margin or sell short, except (i) that the Emerging Markets Debt Portfolio may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio, except the Money Market and Municipal Money Market Portfolios, may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

  (2)  except for the International Real Estate and U.S. Real Estate Portfolios, invest in real estate limited partnership interests, and the International Real Estate and U.S. Real Estate Portfolios may not invest in such interests that are not publicly traded;

  (3)  make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

  (4)  borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Debt Portfolio may purchase securities while borrowings exceed 5% of its total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

  (5)  invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Whether diversified or non-diversified, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities. Future Portfolios of the Fund may adopt different limitations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information on a monthly basis, with a minimum 15 calendar day lag; and

•  top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultant and analysts, portfolio analytics providers and third-party service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the "PHRC") or the Fund's Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Directors, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Twice a month	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
JP Morgan Investor Services Co. (*)	Complete portfolio holdings	As needed	(2)
JP Morgan Chase Bank (*)	Complete portfolio holdings	As needed	(2)
JP Morgan Investor Services Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top Ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top Ten and Complete	Quarterly basis(5) portfolio holdings	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
CTC Consulting, Inc.(**)	Top Ten and Complete	Quarterly basis portfolio holdings	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio	Quarterly basis(5) holdings(4)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio	Quarterly basis holdings(4)	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio	Quarterly basis holdings(4)	At least 30 days after quarter end
Hewitt Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top Ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio	Quarterly basis holdings(4)	At least 30 days after quarter end
PSN(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top Ten and Complete	Quarterly basis(5) portfolio holdings	Approximately 10-12 days after quarter end
Russell Investment Group/ Russell/Mellon Analytical Services, Inc.(**)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top Ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio	Quarterly basis holdings(4)	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top Ten and Complete	Quarterly basis(5) portfolio holdings	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set(*)	Complete portfolio holdings	Daily	One day

  (*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

  (**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

  (1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

  (2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

  (3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

  (4)  Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

  (5)  This information will also be provided upon request from time to time.

  (6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Directors (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser shall report quarterly to the Board of Directors (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

In no instance may the Adviser, Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

  (a)  The PHRC, which will consist of executive officers of the Fund and the Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

  (b)  The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

  (c)  The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser; Morgan Stanley Distribution, Inc., as distributor of the Fund (the "Distributor"); or any affiliated person of the Fund, the Adviser, or the Distributor, on the other.

  (d)  Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

  (e)  The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

You may purchase shares of each Portfolio on any day the New York Stock Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio Shares of equal value. Class B shares of the Money Market Portfolio are available for purchase only through Financial Intermediaries (as discussed below) that have made arrangements with the Fund. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined (i) for each non-money market Portfolio, as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time); (ii) for the Money Market Portfolio, as of 12:00 noon Eastern Time; and (iii) for the Municipal Money Market Portfolio, as of 11:00 a.m. Eastern Time (for each Portfolio, the "Pricing Time").

Minimum Investment

The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares of each non-money market Portfolio. The minimum initial investment is $100,000 for Class A shares of each money market Portfolio. There is no minimum initial investment for Class B shares of the Money Market Portfolio. Currently, Class B shares of the Money Market Portfolio have not commenced operations. These minimums may be waived at the Adviser's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by the Adviser and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley Distribution, Inc. and its affiliates. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

Methods of Purchase

You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Federal Funds Wire. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and JPMorgan Chase Bank ("JPMorgan Chase") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

  1.  Complete and sign an Account Registration Form and mail it to the address shown thereon.

  2.  Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017
ABA# 021000021
DDA# 910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio name, your account number, your account name, your confirmation number)

When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

Bank Wire. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

Check. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. — [Portfolio name]" to:

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Co.
P.O. Box 182913
Columbus, OH 43218-2913

A purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolios determined on the day of receipt.

Investment Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

Additional Investments. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 2 and 3 under "Federal Funds Wire" above.

Conversion From Class A to Class B Shares. If the value of an account containing Class A shares of a non-money market Portfolio falls below $500,000, but remains at or above $100,000, because of shareholder redemption(s), and if the account value remains below $500,000, but remains at or above $100,000, the Class A shares in such account may, at the Adviser's discretion, convert to Class B shares and will be subject to the distribution fee and other features applicable to Class B shares. Conversion to Class B may result in holding a share class with higher fees. The Fund will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Conversion From Class B to Class A Shares. If the value of an account containing Class B shares of a non-money market Portfolio increases to $500,000 or more, whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Conversions of Class B shares to Class A shares are processed on the last business day of each month. Class B shares purchased through a Financial Intermediary that has entered into an arrangement with the Fund for the purchase of such shares may not be converted. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

Involuntary Redemption of Shares. If the value of an account falls below $100,000, because of shareholder redemption(s), and if the account value remains below $100,000, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

REDEMPTION OF SHARES

The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Class A shares of each Portfolio and Class B shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation, Emerging Markets, Emerging Markets Debt, Global Franchise, Global Value Equity, International Equity, International Growth Equity, International Magnum, International Real Estate, International Small Cap, Small Company Growth, Systematic Active Small Cap Core, Systematic Active Small Cap Growth, Systematic Active Small Cap Value and U.S. Real Estate Portfolios redeemed within 30 days of purchase and shares of the Equity Growth, Focus Equity, Systematic Active Large Cap Core and Value Equity Portfolios redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first. See each Prospectus for additional information about redeeming shares of a Portfolio.

Methods of Redemption

You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. However, shares purchased through a Financial Intermediary must be redeemed through a Financial Intermediary. Certain Financial Intermediaries may charge an additional service or transaction fee.

By Mail. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., P.O. Box 182913, Columbus, Ohio 43218-2913 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., 3435 Stelzer Road, Columbus, Ohio 43219.

"Good order" means that the request to redeem shares must include the following:

  1.  A letter of instruction, if required, or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  2.  Share certificates, if issued;

  3.  Any required signature guarantees; and

  4.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

By Telephone. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

Redemption Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

Further Redemption Information

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

Valuation of Shares

The net asset value per share of a class of shares of each of the non-money market Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio. Net asset value per share of the non-money market Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value.

In the calculation of a Portfolio's net asset value: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the NASDAQ Official Closing

Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or Sub-Advisers that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board.

Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares.

The net asset value per share of each of the Money Market and Municipal Money Market Portfolios is determined by subtracting the Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total number of outstanding shares of the Portfolio. The net asset value per share of the Money Market and Municipal Money Market Portfolios are determined as of 12:00 noon. and 11:00 a.m. (Eastern Time), respectively, on the days on which the NYSE is open. For purposes of calculating each money market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by the amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

MANAGEMENT OF THE FUND

Officers and Directors

The Board consists of nine Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional Funds") and all of the funds advised by MSIA (the "Retail Funds"). Seven Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent Directors" of the Fund. The other two Directors (the "Management Directors") are affiliated with the Adviser.

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2005) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, MSIA).

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84111-2215	Director	Since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the boards of various civic and charitable organizations.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (57) c/o Johnson Smick International, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	Director of various business organizations.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

  (1)  This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

  (2)  The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Management Directors

The Directors who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director (as of December 31, 2005) and the other directorships, if any, held by the Director, are shown below.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Director	Since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Director	Since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  (3)  This is the date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

  (4)  The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.

Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Adviser and various entities affiliated with the Adviser; Secretary and General Counsel of the Retail Funds

Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James Garrett (37) 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer (since February 2002) and Chief Financial Officer (since July 2003)	Head of Global Fund Administration; Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael Leary (40) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Director of Treasury and Compliance	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

  *  This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

  **  The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA or Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2005)
Independent:
Michael Bozic	None	over $100,000
Edwin J. Garn	None	over $100,000
Wayne E. Hedien	None	over $100,000
Dr. Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	over $100,000	over $100,000
Michael E. Nugent	$50,001-$100,000	over $100,000
Fergus Reid(1)	over $100,000	over $100,000
Interested:
Charles A. Fiumefreddo	None	over $100,000
James F. Higgins	None	over $100,000

  1  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of March 31, 2006, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. In addition, three Directors, including two Independent Directors, serve as members of the Insurance Committee, and three Directors, all of whom are Independent Directors, serve as members of the Governance Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. The Fund held seven Audit Committee meetings during its fiscal year ended December 31, 2005.

The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being Independent Directors or individually, Independent Director). Each Independent Director is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee held two meetings during its fiscal year ended December 31, 2005.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund for which the Independent Director serves. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below.

There were 14 meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2005. The Independent Directors of the Fund also met three times during that period, in addition to the 14 meetings of the full Board.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Directors. The Insurance Committee held six Insurance Committee meetings during the fiscal year ended December 31, 2005.

Advantages of Having the Same Individuals as Independent Directors for the Retail Funds and Institutional Funds

The Independent Directors and the funds' management believe that having the same Independent Director for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to the Board of Directors. Shareholders should send communications intended for the Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation of Directors and Officers

Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Director received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the Funds' portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation paid to the Fund's Directors by the Fund for the fiscal year ended December 31, 2005 and the aggregate compensation paid to each of the Fund's Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

Name of Independent Director	Aggregate Compensation from Fund	Number of Portfolios in the Fund Complex from which the Director Received Compensation(5)	Total Compensation from the Fund Complex Payable to Directors(5)
Michael Bozic(1)(3)	$19,698	170	$180,000
Edwin J. Garn(1)(3)	$19,472	170	$180,000
Wayne E. Hedien(1)(2)	$19,698	170	$180,000
Manuel H. Johnson(1)	$26,237	170	$240,000
Joseph J. Kearns(1)(4)	$23,126	171	$217,000
Michael E. Nugent(1)(2)	$22,967	170	$210,000
Fergus Reid(1)(3)	$22,967	171	$215,000
Name of Interested Director
Charles A. Fiumefreddo(2)	$39,245	170	$360,000
James F. Higgins	$0	170	$0

  (1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

  (2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

  (3)  Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

  (4)  Includes amounts deferred for the election of the Director under the DC Plan.

  (5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

Name of Independent Director	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
	By All Adopting Funds		From All Adopting Funds
Michael Bozic	$19,439		$46,871
Edwin J. Garn	$(10,738	)(2)	$46,917
Wayne E. Hedien	$37,860		$40,020
Dr. Manuel H. Johnson	$19,701		$68,630
Michael E. Nugent	$35,471		$61,377

  (1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

  (2)  Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense had been overaccrued.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by Morgan Stanley Investment Management, Morgan Stanley Distribution, Inc. and each Sub-Adviser (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses—securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 1221 Avenue of the Americas, New York, NY 10020. As of March 31, 2006, the Adviser, together with its affiliated asset management companies, had approximately $445 billion in assets under management with approximately $251 billion in institutional assets.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from the Class A and Class B shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. The Adviser has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.

The following table shows for each of the Class A and Class B shares (as applicable) of each Portfolio (i) the advisory fee paid for each of the past three fiscal years ended December 31, 2003, 2004 and 2005; and (ii) the maximum expense ratios for each of the Class A and Class B shares (as applicable).

	Advisory Fee Paid (After Voluntary Fee Waivers And/Or Expense Reimbursements)
Portfolio Year Ended	Year Ended December 31, 2005 (000)	Year Ended December 31, 2004 (000)	Expense December 31, 2003 (000)	Expense Cap Class A	Cap Class B
Active International Allocation	$3,726	$2,477	$1,391	0.80%	1.05%
Emerging Markets	$17,617	$13,384	$9,933	1.65%	1.90%
Emerging Markets Debt	$560	$477	$417	1.00%	1.25%
Focus Equity	$363	$445	$445	1.00%	1.25%
Global Franchise	$579	$439	$322	1.00%	1.25%
Global Value Equity	$708	$624	$433	1.00%	1.25%
International Equity	$65,520	$56,800	$39,450	1.00%	1.25%
International Growth Equity	$0	N/A	N/A	1.00%	1.25%
International Magnum	$661	$495	$424	1.00%	1.25%
International Real Estate	$913	$142	$65	1.00%	1.25%
International Small Cap	$12,992	$10,239	$5,698	1.15%	N/A
Large Cap Relative Value	$905	$818	$571	0.70%	0.95%
Money Market	$1,371	$1,986	$3,301	0.55%	N/A
Municipal Money Market	$1,218	$1,421	$2,385	0.57%	N/A
Small Company Growth	$13,316	$9,166	$3,850	1.10%	1.35%
U.S. Large Cap Growth	$3,429	$4,807	$3,906	0.80%	1.05%
U.S. Real Estate	$9,389	$8,269	$6,421	1.00%	1.25%

The following table shows the contractual advisory fee for each Portfolio.

Portfolio	Contractual Rate of Advisory Fees
Active International Allocation Portfolio	0.65% of the portion of the daily net assets not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion.

Emerging Markets Debt Portfolio	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.65% of the portion of the daily net assets exceeding $1 billion.

Emerging Markets Portfolio	1.25% of the portion of the daily net assets not exceeding $500 million; 1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; 1.00% of the daily net assets exceeding $2.5 billion.

Focus Equity Portfolio	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.

Global Franchise Portfolio	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.

Global Value Equity Portfolio	0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; 0.545% of the portion of the daily net assets exceeding $4.5 billion.

Portfolio	Contractual Rate of Advisory Fees
International Equity Portfolio	0.80% of the portion of the daily net assets not exceeding $10 billion; 0.75% of the portion of the daily net assets exceeding $10 billion.

International Growth Equity Portfolio	0.75% of the portion of the daily net assets not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.

International Magnum Portfolio	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.

International Real Estate Portfolio	0.80% of daily net assets

International Small Cap Portfolio	0.95% of the portion of the daily net assets not exceeding $1.5 billion; 0.90% of the portion of the daily net assets exceeding $1.5 billion.

Large Cap Relative Value Portfolio	0.50% of the portion of the daily net assets not exceeding $150 million; 0.45% of the portion of the daily net assets exceeding $150 million but not exceeding $250 million; 0.40% of the portion of the daily net assets exceeding $250 million but not exceeding $350 million; 0.35% of the portion of the daily net assets exceeding $350 million.

Money Market Portfolio	0.30% of daily net assets

Municipal Money Market Portfolio	0.30% of daily net assets

Small Company Growth Portfolio	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion.

Systematic Active Large Cap Core Portfolio	0.35% of daily net assets

Systematic Active Small Cap Core Portfolio	0.75% of daily net assets

Systematic Active Small Cap Growth Portfolio	0.75% of daily net assets

Systematic Active Small Cap Value Portfolio	0.75% of daily net assets

U.S. Large Cap Growth Portfolio	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.

U.S. Real Estate Portfolio	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.

Investment Sub-Advisers

MSIA, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, serves as the investment sub-adviser to the Money Market and Municipal Money Market Portfolios pursuant to an investment sub-advisory agreement with the Adviser. As compensation for managing the day-to-day investments of the Money Market and Municipal Money Market Portfolios, the Adviser pays MSIA 40% of the investment advisory fee that the Adviser receives from each of those Portfolios (net of applicable fee waivers).

Morgan Stanley Investment Management Limited, with principal offices at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, serves as Sub-Adviser to the Global Franchise, Global Value Equity, International Equity, International Magnum, International Real Estate and International Small Cap Portfolios pursuant to an investment sub-advisory agreement with the Adviser. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Investment Management Company, with principal offices at 23 Church Street, 16-01 Capital Square, Singapore 049481, serves as Sub-Adviser to the Emerging Markets, International Magnum and International Real Estate Portfolios pursuant to an investment sub-advisory agreement with the Adviser. MSIM Company is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Asset & Investment Trust Management Co., Limited, located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009, serves as Sub-Adviser to the International Magnum Portfolio pursuant to an investment sub-advisory agreement with the Adviser. MSAITM is a wholly-owned subsidiary of Morgan Stanley. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of each of the respective Portfolios. Each investment sub-advisory agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Proxy Policy").

The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

• Generally, routine proposals will be voted in support of management.

• With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

• The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

• The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

• The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

• The Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

• The Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

• Certain other shareholder proposals (i.e., proposals requiring directors to own large amounts of company stock, to be eligible for election, proposals requiring diversity of board membership relating to broad based social religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

Conflicts of Interest

If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

Third Parties

To assist the Adviser in its responsibility for voting proxies, the Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser include in-depth research, global issuer analysis and voting recommendations. While the Adviser may review and utilize the recommendations made by Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Proxy Policy is available without charge, upon request, by calling toll free (800) 869-NEWS or by visiting our website at www.morganstanley.com. The Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, is available without charge by calling toll free (800) 869-NEWS. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Approval of the Advisory Agreements

A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement (with respect to all Portfolios except the International Growth Equity, Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios) and investment sub-advisory agreements, as applicable (with respect to all Portfolios except the Emerging Markets and International Real Estate Portfolios), is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2005.

In approving the Investment Advisory Agreement with respect to the International Growth Equity Portfolio, the Board of Directors, including the Independent Directors, considered the following factors:

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and investment advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Portfolio.

Performance Relative to Comparable Funds Managed by Other Advisers. The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun. The Board concluded that, since the Portfolio had no assets to invest (other than seed capital of $5 million that the Adviser will supply) and had no track record of performance, this was not a factor it needed to address at this time.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies. The Board reviewed the advisory and administrative fees (together, the "management fee") proposed to be paid by the Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers. The Board considered the management fee rate proposed to be paid by the Portfolio compared to similar type funds managed by other advisers. The Board noted that the proposed management fee would be the same as that paid by other funds managed by the Adviser that invest in international equities and that the Board had previously reviewed information provided by Lipper Inc. regarding the management fee rates paid by other funds with investment strategies comparable to those of the Portfolio that are managed by other advisers and concluded that the Portfolio's proposed management fee would be competitive with those of other similar type funds. The Board also considered the anticipated total expense ratio of the Portfolio and noted that the Adviser voluntarily offered to impose a cap of 1% on Class A assets and 1.25% on Class B assets of the Portfolio and concluded that the capped expenses would result in a total expense ratio that would be competitive with other non-affiliated international funds based on information provided by Lipper comparing the non-affiliated funds with those managed by the Adviser.

Breakpoints and Economies of Scale. The Board reviewed the structure of the Portfolio's proposed management fee schedule under the Management Agreement and noted that it included breakpoints. The Board also reviewed the level of the Portfolio's management fee and noted that the fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Portfolio's management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates. Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

Fall-Out Benefits. The Board considered so-called "fall-out benefits" that could be derived by the Adviser and its affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex, such as "float" benefits which would be derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser will receive from the Portfolio 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading that might be done on behalf of the Portfolio through an electronic trading system network ("ECN"). The Board concluded, based on its experience with other funds managed by the Adviser, that the float benefits and the above-referenced ECN-related revenue were likely to be relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits. The Board considered whether the Adviser would realize any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolio and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolio. The Adviser informed the Board that it will not use Portfolio commissions to pay for third party research. It does expect to use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research would strengthen the investment management resources of the Adviser, which may ultimately benefit the Portfolio and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolio's Needs. The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The

Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser with respect to the Portfolio.

Other Factors and Current Trends. The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion. After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Portfolio and its shareholders to approve the Management Agreement which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.

In approving the Investment Advisory Agreement with respect to the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios, the Board of Directors, including the Independent Directors, considered the following factors:

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Advisory Agreement and Administration Agreement together are referred to as the "Management Agreement.") The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and investment advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Portfolios.

Performance Relative to Comparable Funds Managed by Other Advisers. The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolios to raise assets for investment and that the offering had not yet begun. The Board concluded that, since the Portfolios have no assets to invest (other than seed capital required under the 1940 Act that the Adviser will supply) and have no track record of performance, this was not a factor it needed to address at this time.

Fees Relative to Other Funds and Separate Accounts Managed by the Adviser with Comparable Investment Strategies. The Board reviewed the advisory and administrative fees (together, the "management fee") proposed to be paid by each Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds and separate accounts it manages with investment strategies comparable to those of the competitive Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers. The Board considered the management fee rate proposed to be paid by each Portfolio compared to similar type funds managed by other advisers. The Board noted that the proposed management fee would be the same as that paid by other funds managed by the Adviser that invest in similar investments and have similar investment strategies. The Board also reviewed information provided by Lipper Inc. ("Lipper") regarding the average management fee rates paid by other funds with investment strategies comparable to those proposed for each Portfolio that are managed by other advisers and concluded that each Portfolio's proposed management fee would be competitive with those of other similar type funds. The Board also considered the anticipated total expense ratio of each Portfolio and noted that the Adviser voluntarily offered to impose a cap of 0.60% on Class A assets and 0.85% on Class B assets of the Systematic Active Large Cap Core Portfolio and 1.10% on Class A assets and 1.35% on Class B assets of the Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Growth Portfolio and Systematic Active Small Cap Value Portfolio, and concluded that the capped expenses would result in a total expense ratio that would be competitive with similar other non-affiliated funds based on information provided by Lipper comparing the non-affiliated funds with those managed by the Adviser.

Breakpoints and Economies of Scale. The Board reviewed the structure of each Portfolio's proposed management fee schedule under the Management Agreement and noted that it does not include breakpoints. The Board considered that each Portfolio's potential growth was uncertain and concluded that it would be premature at this time to consider economies of scale as a factor in approving the Management Agreement.

Profitability of the Adviser and Affiliates. Since the Portfolios have not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

Fall-Out Benefits. The Board considered so-called "fall-out benefits" that could be derived by the Adviser and its affiliates from their relationship with the Portfolios and the Morgan Stanley Fund Complex, such as "float" benefits which would be derived from handling of checks for purchases and redemptions of Portfolio shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser will receive from the Class B shares of the Portfolios 12b-1 fees for shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading that might be done on behalf of the Portfolios through an electronic trading system network ("ECN"). The Board concluded, based on its experience with other funds managed by the Adviser, that the float benefits and the above-referenced ECN-related revenue were likely to be relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits. The Board considered whether the Adviser would realize any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios. The Adviser informed the Board that it will not use Portfolio commissions to pay for third party research. It does expect to use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs, but concluded that the receipt of such research would strengthen the investment management resources of the Adviser, which may ultimately benefit the Portfolios and other funds in the Morgan Stanley Fund Complex.

The Adviser is Financially Sound and Financially Capable of Meeting the Portfolios' Needs. The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser with respect to the Portfolios.

Other Factors and Current Trends. The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolios' business.

General Conclusion. After considering and weighing all of the above factors, the Board concluded it would be in the best interest of each Portfolio and its shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.

Emerging Markets Portfolio. The Emerging Markets Portfolio is managed by the Emerging Markets Equity team. Due to the relocation of an existing member of the Emerging Markets Equity team to Singapore, the Emerging Markets Portfolio's investment adviser recommended that the Board approve an investment sub-advisory agreement with the investment adviser's affiliated office in Singapore. In approving the sub-advisory agreement on behalf of the Emerging Markets Portfolio, the Board, including the Independent Directors, considered that there would be no decrease in the nature or level of the investment advisory services to be provided to the Emerging Markets Portfolio, there would be no increase in the fees to be paid by the Emerging Markets Portfolio and the same investment advisory team would continue to manage the Emerging Markets Portfolio.

International Real Estate Portfolio. The International Real Estate Portfolio is managed by the Real Estate team, which is comprised of members located in both Europe and Singapore. Based on a recommendation from the International Real Estate Portfolio's investment adviser, the Board approved two investment sub-advisory agreements with the investment adviser's affiliated offices in London and Singapore. In approving the sub-advisory agreements on behalf of the International Real Estate Portfolio, the Board, including the Independent Directors, considered that there would be no decrease in the nature or level of the investment advisory services to be provided to the International Real Estate Portfolio, there would be no increase in the fees to be paid by the International Real Estate Portfolio and the same investment advisory team would continue to manage the International Real Estate Portfolio.

Principal Underwriter

Morgan Stanley Distribution, Inc., with principal offices at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc. See "Distribution of Shares."

Fund Administration

The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Portfolio other than the Money Market and Municipal Money Market Portfolios and 0.05% of the average daily net assets of each of the Money Market and Municipal Money Market Portfolios. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2003 (000)	2004 (000)	2005 (000)
Active International Allocation	$429	$606	$482
Emerging Markets	$1,191	$1,472	$1,172
Emerging Markets Debt	$83	$91	$60
Focus Equity	$100	$89	$47
Global Franchise	$84	$96	$63
Global Value Equity	$108	$122	$85
International Equity	$7,538	$9,723	$6,552
International Growth Equity	*	*	$0
International Magnum	$125	$119	$78
International Real Estate	$31	$45	$106
International Small Cap	$953	$1,493	$1,094
Large Cap Relative Value	$200	$249	$148
Money Market	$1,650	$899	$228
Municipal Money Market	$1,193	$633	$203
Small Company Growth	$686	$1,348	$1,189
U.S. Large Cap Growth	$1,015	$1,139	$549
U.S. Real Estate	$1,214	$1,422	$987

  *  Not operational for the period.

Note:  No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios because they were not operational during the last fiscal year ended December 31, 2005.

Sub-Administrator. Under an agreement between the Adviser and J.P. Morgan Investor Services Co. ("JPMorgan"), JPMorgan, a corporate affiliate of JPMorgan Chase Bank, provides certain administrative and accounting services to the Fund. The Adviser supervises and monitors the administrative and accounting services provided by JPMorgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. JPMorgan's business address is 73 Tremont Street, Boston, MA 02108-3913.

Custodian

JPMorgan Chase, located at 270 Park Avenue, New York, NY 10017, acts as the Fund's custodian. JPMorgan Chase is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, JPMorgan Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Dividend Disbursing And Transfer Agent

JPMorgan, P.O. Box 182913, Columbus, OH 43218-2913, provides dividend disbursing and transfer agency services for the Fund pursuant to a Transfer Agency Agreement with the Fund.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. For purposes of the information provided below, a mandate pursuant to which the Adviser of one of its affiliates acts as an adviser or sub-adviser to a "wrap fee" account is considered one account.

Portfolio Manager Compensation Structure

The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

Base Salary Compensation. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

• Cash Bonus;

• Morgan Stanley's Equity Incentive Compensation Program (EICP) Awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

• Investment Management Deferred Compensation Plan (IMDCP) Awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include one of the Portfolios; and

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year end compensation and directly or notionally invest the deferred amount; (1) across a range of designated investment funds, including funds advised by the Advisers or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

• Contribution to the business objectives of the Adviser;

• The dollar amount of assets managed by the portfolio manager;

• Market compensation survey research by independent third parties;

• Other qualitative factors, such as contributions to client objectives; and

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Active International Allocation Portfolio

Other Accounts Managed by the Portfolio Manager. As of December 31, 2005, Ann D. Thivierge managed six mutual funds with a total of approximately $2.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $529.5 million in assets; and 43 other accounts with a total of approximately $5.8 billion in assets. Of these other accounts, two accounts with a total of approximately $250.8 million in assets had performance based fees.

Securities Ownership of Portfolio Manager. As of December 31, 2005, the dollar range of securities beneficially owned by Ann D. Thivierge in the Portfolio was $500,000-$1,000,000.

Emerging Markets Debt Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Abigail L. McKenna managed seven mutual funds with a total of approximately $1.1 billion in assets; six pooled investment vehicles other than mutual funds with a total of approximately $571 million in assets; and three other accounts with a total of approximately $589.7 million in assets. Eric J. Baurmeister managed seven mutual funds with a total of approximately $1.1 billion in assets; six pooled investment vehicles other than mutual funds with a total of approximately $571 million in assets; and three other accounts with a total of approximately $589.7 million in assets. Federico L. Kaune managed seven mutual funds with a total of approximately $1.1 billion in assets; six pooled investment vehicles other than mutual funds with a total of approximately $571 million in assets; and three other accounts with a total of approximately $589.7 million in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of Abigail L. McKenna, Eric J. Baurmeister and Federico L. Kaune in the Portfolio was $10,001-$50,000(1), $10,001-$50,000(1) and $0, respectively.

  (1)  The Portfolio Manager also has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

Emerging Markets Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Narayan Ramachandran managed nine mutual funds with a total of approximately $5.6 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $3.6 billion in assets; and 26 other accounts with a total of approximately $5.1 billion in assets. Of these other accounts, five accounts with a total of approximately $1.4 billion in assets had performance fees. Ruchir Sharma managed eight mutual funds with a total of approximately $5.6 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $664.6 million in assets; and two other accounts with a total of approximately $666.4 million in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of Narayan Ramachandran and Ruchir Sharma in the Portfolio was $100,001-$500,000 and $0, respectively.

Focus Equity Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee" programs) with a total of approximately $2.7 billion in assets. David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee" programs) with a total of approximately $2.7 billion in assets. Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee" programs) with a total of approximately $2.7 billion in assets. Alexander T. Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee" programs) with a total of approximately $2.7 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, Dennis P. Lynch, David S. Cohen, Sam G. Chainani and Alexander T. Norton did not own any securities in the Portfolio.

Global Franchise Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Hassan Elmasry managed eight mutual funds with a total of approximately $8.1 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $2.6 billion in assets; and 16 other accounts with a total of approximately $1.7 billion in assets. Ewa Borowska managed four mutual funds with a total of approximately $2.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Paras Dodhia managed three mutual funds with a total of approximately $2.4 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Michael Allison managed three mutual funds with a total of approximately $365.4 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Jayson Vowles managed three mutual funds with a total of approximately $2.4 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of Hassan Elmasry, Ewa Borowska, Paras Dodhia, Michael Allison and Jayson Vowles in the Portfolio was $100,001-$500,000, $10,001-$50,000, $10,001-$50,000, $100,001-$500,000 and $1-$10,001, respectively.

Global Value Equity Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Frances Campion managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets. Colin McQueen managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including separate accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets. Douglas McGraw managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets. Martin Moorman managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets. Noreen Griffin managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and 616 other accounts (including separate accounts managed under certain "wrap fee programs") with a total of approximately $2.3 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of Frances Campion, Colin McQueen, Douglas McGraw, Martin Moorman and Noreen Griffin in the Portfolio was $50,001-$100,000, $0, $1-$10,000, $1-$10,000 and $0, respectively.

International Equity Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, William Lock managed five mutual funds with a total of approximately $9.9 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $11.8 billion in assets; and ten other accounts with a total of approximately $7.3 billion in assets. Peter J. Wright managed five mutual funds with a total of approximately $9.9 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $11.8 billion in assets; and 11 other accounts with a total of approximately $5.4 billion in assets. Walter Riddell managed five mutual funds with a total of approximately $9.9 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $11.8 billion in assets; and four other accounts with a total of approximately $1.4 billion in assets. As of March 31, 2006, John S. Goodacre managed two mutual funds with a total of approximately $8.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $13.5 billion in assets; and no other accounts.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of William Lock, Peter J. Wright, Walter Riddell and John S. Goodacre in the Portfolio was $500,001-$1,000,000, $500,001-$1,000,000, $100,001-$500,000 and $50,001-$100,000, respectively.

International Growth Equity Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Johannes B. van den Berg managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles other than mutual funds; and two other accounts with a total of approximately $7.6 million in assets. David Sugimoto managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles other than mutual funds; and two other accounts with a total of approximately $7.6 million in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, Johannes B. van den Berg and David Sugimoto did not own any securities in the Portfolio.

International Magnum Portfolio

Other Accounts Managed by the Portfolio Manager. As of December 31, 2005, Francine J. Bovich managed four mutual funds with a total of approximately $653.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $160 million in assets; and 36 other accounts with a total of approximately $4.3 billion in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had a performance based fee. Johannes B. van den Berg managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles; and two other accounts with a total of approximately 7.6 million in assets. David Sugimoto managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles; and two other accounts with a total of approximately 7.6 million in assets. Kunihko Sugio managed three mutual funds with a total of approximately $721.6 million in assets; four pooled investment vehicles with a total of approximately $762.8 million in assets; and 12 other accounts with a total of approximately $3.6 billion in assets. Narayan Ramachandran managed nine mutual funds with a total of approximately $5.6 billion in assets; three pooled investment vehicles with a total of approximately $3.6 billion in assets; and 26 other accounts with a total of approximately $5.1 billion in assets. As of April 13, 2006, Felicity Smith managed two funds with a total of approximately $816.5 million in assets; no pooled investment vehicles; and no other accounts.

Securities Ownership of Portfolio Manager. As of December 30, 2005, the dollar range of securities beneficially owned by Francine J. Bovich Johannes B. van den Berg, David Sugimoto, Kunihko Sugio, Narayan Ramachandran and Felicity Smith in the Portfolio was $50,001-$100,000, $0, $0, $0, $0 and $0, respectively.

International Real Estate Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Theodore R. Bigman managed 11 mutual funds with a total of approximately $6.6 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $1.5 billion in assets; and 768 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.8 billion in assets. Of these other accounts, four accounts with a total of approximately $308.2 million in assets had performance based fees. Michael te Paske managed six mutual funds with a total of approximately $584.8 million in assets; four pooled investment vehicles other than mutual funds with a total of approximately $854.4 million in assets; and nine other accounts with a total of $659.3 million in assets. Sven van Kemenade managed three mutual funds with a total of approximately $417.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $431.7 million in assets; and nine other accounts with a total of approximately $834.1 million in assets. Angeline Ho managed three mutual funds with a total of approximately $511.4 million in assets; two pooled investment vehicles other than mutual funds with a total of approximately $850.6 million in assets; and three other accounts with a total of approximately $322.7 million in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of Theodore R. Bigman, Michael te Paske, Sven van Kemenade and Angeline Ho in the Portfolio was $100,001-$500,000, $0, $10,001-$50,000 and $0, respectively.

International Small Cap Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Margaret Naylor managed three mutual funds with a total of approximately $1.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1 billion in assets; and ten other accounts with a total of approximately $2 billion in assets. Nathalie Degans managed two mutual funds with a total of approximately $1.5 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $572.6 million in assets; and four other accounts with a total of $358.6 million in assets. Arthur Pollock managed two mutual funds with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Alistair Corden-Lloyd managed two mutual funds with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of Margaret Naylor, Nathalie Degans, Arthur Pollock and Alistair Corden-Lloyd in the Portfolio was $10,001-50,000, $50,001-$100,000, $10,001-$50,000 and $1-10,000, respectively.

Large Cap Relative Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, James A. Gilligan managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. James O. Roeder managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. Thomas Bastian managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. Sergio Marcheli managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets. Vincent E. Vizachero managed 22 mutual funds with a total of approximately $32 billion in assets; no pooled investment vehicles other than mutual funds; and 2,096 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, James A. Gilligan, James O. Roeder, Thomas Bastian, Sergio Marcheli and Vincent E. Vizachero did not own any securities in the Portfolio.

Small Company Growth Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. Alexander T. Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and

10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of Dennis P. Lynch, David S. Cohen, Sam G. Chainani and Alexander T. Norton in the Portfolio was $100,001-$500,000, $100,001-$500,000, $10,001-$50,000 and $10,001-$50,000, respectively.

Systematic Active Large Cap Core Portfolio
Systematic Active Small Cap Core Portfolio
Systematic Active Small Cap Value Portfolio
Systematic Active Small Cap Growth Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Sandip Bhagat managed three mutual funds with a total of approximately $1.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $6.7 million in assets; and seven other accounts with a total of approximately $476.9 million in assets. Of these other accounts, one accounts with a total of approximately $216.2 million in assets, had performance based fees. Feng Chang managed two mutual funds with a total of approximately $1.6 billion in assets; no pooled investment vehicle other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of December 31, 2005, Sandip Bhagat and Feng Chang did not own any securities of the Portfolios.

U.S. Large Cap Growth Portfolio

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. David S. Cohen managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,850 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had a performance based fee. Sam G. Chainani managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.7 billion in assets. Alexander T. Norton managed 33 mutual funds with a total of approximately $15.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.3 billion in assets; and 10,849 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, the dollar range of securities beneficially owned by each of Dennis P. Lynch, David S. Cohen, Sam G. Chainani and Alexander T. Norton in the Portfolio was $100,001-$500,000, $10,001-$50,000, $0 and $1-$10,000, respectively.

U.S. Real Estate Portfolio

Other Accounts Managed by the Portfolio Manager. As of December 31, 2005, Theodore R. Bigman managed 11 mutual funds with a total of approximately $6.6 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $1.5 billion in assets; and 768 other accounts (including accounts managed under certain "wrap fee programs") with a total of $2.8 billion in assets. Of these other accounts, four accounts with a total of approximately $308.2 million in assets had performance based fees.

Securities Ownership of Portfolio Manager. As of December 31, 2005, the dollar range of securities beneficially owned by Theodore R. Bigman in the Portfolio was 500,001-$1,000,000.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of each Portfolio.

Fund Counsel

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

DISTRIBUTION OF SHARES

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Plan of Distribution with respect to the Class B shares of each Portfolio (except the Money Market, Municipal Money Market and International Small Cap Portfolios which do not offer Class B shares) under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under each Plan, Morgan Stanley Distribution, Inc. is entitled to receive as compensation from each Portfolio a fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Class B shares. Each Plan is designed to compensate Morgan Stanley Distribution, Inc. for its services in connection with distributing shares of all Portfolios. Morgan Stanley Distribution, Inc. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. Morgan Stanley Distribution, Inc. may compensate financial intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. Morgan Stanley Distribution, Inc. and the Adviser also may compensate third parties out of their own assets.

The Plans for the Class B shares were most recently approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on April 25, 2006.

The following table describes the 12b-1 fees paid by each Portfolio with respect to its Class B shares pursuant to the Plan and the distribution-related expenses for each Portfolio with respect to its Class B shares for the fiscal year ended December 31, 2005. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by the Adviser or Morgan Stanley Distribution, Inc. out of their own resources.

Portfolio	Total Distribution (12b-1) Fees Paid by Portfolio	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Shareholder Servicing	Sub- Distribution	Internal Sub- Distribution	12b-1 Fees Retained By Morgan Stanley & Co./ (Expenditures In Excess of 12b-1 Fees)
Active International Allocation	$6,047	$19,278.09	$0	$4,425	$1,254	$368
Emerging Markets	234,095	37,824.32	0	221,903	6,882	5,310
Emerging Markets Debt	1,236	12,158.22	0	—	389	847
Focus Equity	21,438	12,561.28	0	12,337	6,387	2,714
Global Franchise	10,643	17,506.18	0	—	8,377	2,266
Global Value Equity	69,857	103,956.33	0	67,476	613	1,768
International Equity	2,860,507	70,316.44	0	2,786,971	34,062	39,474
International Growth Equity	3	—	0	—	—	3
International Magnum	7,586	16,652.61	0	6,961	495	130
International Real Estate	4,671	3,743.09	0	2,752	186	1,733
International Small Cap	0	25,602.07	0	—	—	—
Large Cap Relative Value	224,302	7,554.23	0	222,613	765	924
Small Company Growth	1,898,118	53,071.80	0	1,879,025	3,472	15,621
U.S. Large Cap Growth	226,081	16,374.78	0	221,319	2,806	1,956
U.S. Real Estate	384,271	31,127.81	0	358,902	3,686	21,683

Note:  No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Growth Portfolios because they were not operational during the last fiscal year ended December 31, 2005. No information is provided for the International Small Cap, Money Market and Municipal Money Market Portfolios because they do not offer Class B shares.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates, certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g., gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

The additional payments currently made to certain affiliated entities of the Adviser or the Distributor ("Affiliated Entities") and Intermediaries include the following annual amounts paid out of the Adviser's or the Distributor's own funds:

  (1)  With respect to Affiliated Entities, an amount equal to 35% of each Portfolio's advisory fees accrued from the average daily net assets of shares of the Portfolio held in the Affiliated Entity's accounts, except for the Money Market Portfolio and the Municipal Money Market Portfolio;

  (2)  With respect to Affiliated Entities, for sales of shares of the Money Market Portfolio and the Municipal Money Market Portfolio, an amount equal to 0.10% of the average daily net assets of shares of the Portfolio held in the Affiliated Entity's accounts; and

  (3)  With respect to Intermediaries, an amount up to 0.10% of the average daily net assets of shares of the Portfolio held in the Intermediaries' accounts.

The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries may provide Affiliated Entities and such Intermediaries and their representatives or employees with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Affiliated Entity or Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

BROKERAGE PRACTICES

Portfolio Transactions

MSIM, as each Portfolio's investment adviser, is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

MSIM serves as investment adviser to a number of clients, including other investment companies. The Adviser attempts to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Adviser seeks the best execution for all portfolio transactions. A Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Adviser is unable to ascertain the value of these services due to the subjective nature of their determinations.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. Pursuant to these procedures, the Adviser uses two broker-dealer affiliates, Morgan Stanley Distribution, Inc. (including Morgan Stanley International Limited) and Morgan Stanley DW Inc. ("Morgan Stanley DW"), each of which is wholly owned by Morgan Stanley, for such transactions, the commission rates and other remuneration paid to Morgan Stanley Distribution, Inc. or Morgan Stanley DW must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Brokerage Commissions Paid

During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid brokerage commissions of approximately $19,341,260, $21,241,237 and $18,647,895, respectively. During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid in the aggregate $54,507, $71,869 and $39,227, respectively, in brokerage commissions to Morgan Stanley & Co. Incorporated (the Fund's distributor until April 28, 2005). During the fiscal year ended December 31, 2005, the brokerage commissions paid to Morgan Stanley & Co. Incorporated represented approximately 0.21% of the total brokerage commissions paid by the Fund during the year 2005 and were paid on account of transactions having an aggregate dollar value equal to approximately 0.42% of the aggregate dollar value of all portfolio transactions of the Fund during the year 2005 for which commissions were paid. During the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid no brokerage commissions to Morgan Stanley DW.

For the fiscal year ended December 31, 2005, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2005
		Commissions Paid to Morgan Stanley & Co. Incorporated
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Active International Allocation	$402,545	$0	0%	0%
Emerging Markets	$3,667,659	$28,800	0.79%	0.86%
Emerging Markets Debt	$3,520	$0	0%	0%
Focus Equity	$72,061	$2,283	3.17%	6.69%
Global Franchise	$39,341	$0	0%	0%
Global Value Equity	$63,007	$149	0.24%	0.22%
International Equity	$6,391,287	$0	0%	0%
International Growth Equity	$0	$0	0%	0%
International Magnum	$95,803	$0	0%	0%
International Real Estate	$539,257	$0	0%	0%
International Small Cap	$2,014,611	$0	0%	0%
Large Cap Relative Value	$154,576	$0	0%	0%
Money Market	$0	$0	0%	0%
Municipal Money Market	$0	$0	0%	0%
Small Company Growth	$3,128,324	$612	0.02%	0.02%
U.S. Large Cap Growth	$1,023,091	$6,769	0.66%	2.61%
U.S. Real Estate	$1,051,499	$614	0.06%	0.45%

Note:  No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios because they were not operational during the last fiscal year ended December 31, 2005.

For the fiscal years ended December 31, 2004 and 2003, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commission Paid During Fiscal Years Ended December 31, 2004 and 2003
	Fiscal Year Ended December 31, 2004		Fiscal Year Ended December 31, 2003
Portfolio	Total	Morgan Stanley & Co. Incorporated	Total	Morgan Stanley & Co. Incorporated
Active International Allocation	$251,955	$0	$200,090	$0
Emerging Markets	$3,356,937	$57,072	$3,487,074	$35,686
Emerging Markets Debt	$5,646	$0	$5,326	$0
Focus Equity	$220,358	$1,214	$268,574	$1,202
Global Franchise	$30,988	$0	$33,463	$0
Global Value Equity	$66,400	$880	$99,316	$4,802
International Equity	$7,638,942	$0	$6,176,877	$0
International Growth Equity	$0	$0	$0	$0
International Magnum	$131,227	$543	$192,459	$552
International Real Estate	$65,927	$0	$39,534	$0
International Small Cap	$1,489,465	$0	$988,428	$0
Large Cap Relative Value	$283,821	$3,449	$455,221	$938
Money Market	$0	$0	$0	$0
Municipal Money Market	$0	$0	$0	$0
Small Company Growth	$3,841,734	$0	$3,835,504	$0
U.S. Large Cap Growth	$3,076,048	$8,711	$2,591,700	$2,871
U.S. Real Estate	$564,370	$0	$511,505	$0

Note:  No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios because they were not operational during the last fiscal year ended December 31, 2005.

Directed Brokerage. During the fiscal year ended December 31, 2005, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions Directed in Connection with Research Services Provided for Fiscal Year Ended December 31, 2005	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended December 31, 2005
Active International Allocation	$704	$1,408,226
Emerging Markets	$0	$0
Emerging Markets Debt	$0	$0
Focus Equity	$5,591	$6,094,496
Global Franchise	$15,822	$11,618,248
Global Value Equity	$24,879	$15,812,392
International Equity	$3,834,944	$2,106,489,399
International Growth Equity	$0	$0
International Magnum	$34,581	$19,517,549
International Real Estate	$47,083	$26,392,703
International Small Cap	$1,026,820	$528,571,000
Large Cap Relative Value	$8,972	$9,238,778
Small Company Growth	$276,122	$169,569,772
U.S. Large Cap Growth	$94,515	$108,822,736
U.S. Real Estate	$117,985	$86,917,464

Note:  No information is provided for the Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios because they were not operational during the last fiscal year ended December 31, 2005. No information is provided for the Money Market and Municipal Money Market Portfolios during the last fiscal year ended December 31, 2005, because they did not pay any brokerage commissions in connection with research.

Regular Broker-Dealers

The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2005, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

Portfolio	Regular Broker-Dealer	Value of Portfolio Holding as of December 31, 2005
Active International Allocation	UBS AG	$7,175,000
	Deutsche Bank AG	5,098,000
	ABN Amro Holding	3,040,000
	Credit Suisse Group	2,369,000
Emerging Markets Debt	ABN Amro Holding	1,965,000
Global Value Equity	Citigroup, Inc.	4,574,000
	Merrill Lynch & Co., Inc.	1,486,000
	UBS AG	1,301,000
International Growth Equity	Deutsche Bank AG	70,000
International Equity	UBS AG	136,735,000
	ABN Amro Holding	109,804,000
	Credit Suisse Group	38,798,000
International Magnum	UBS AG	1,102,000
	Credit Suisse Group	635,000
	Deutsche Bank AG	506,000
Large Cap Relative Value	J.P. Morgan Chase & Co.	6,471,000
	Merrill Lynch & Co. Inc.	5,497,000
	Citigroup, Inc.	5,284,000
	Bank of America Corp.	3,071,000
	Goldman Sachs Group, Inc.	1,381,000
Money Market	Goldman Sachs Group, Inc.	17,993,000

Portfolio Turnover

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

Description of Shares and Voting Rights

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 29 billion shares of common stock, par value $.001 per share ($.003 with respect to the Emerging Markets Debt Portfolio—Class A and Class B shares), from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of

Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless you elect otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until you notify the Fund in writing that either the Income Option (income dividends in cash and capital gains distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Regulated Investment Company Qualification

Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% of gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Portfolio will be treated as qualifying income to the extent they are attributable to the issuer's current and accumulated earnings and profits. Distributions in excess of the distributing issuer's current and accumulated earnings and profits will first reduce the Portfolio's basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Portfolio's basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be capital gain if the Portfolio held the stock for more than a year.

For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

The American Jobs Creation Act of 2004 (the "2004 Tax Act") provides that for taxable years of a RIC beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the Income Requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The 2004 Tax Act also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

General Tax Treatment of Qualifying RICs and Shareholders

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "2003 Tax Act"), certain income distributions paid by each Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by a Portfolio from certain United States corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. Thereafter, each Portfolio's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend paid by a Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of each Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of each Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Fund may be required to withhold and remit to the U.S. Treasury an amount equal (as of the date hereof) to 28% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding as notified by the Internal Revenue Service ("IRS"); or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

Under certain tax rules, a Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the securities during the year. To the extent that a Portfolio invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

Special Tax Considerations Relating to Municipal Bond and Municipal Money Market Portfolios

Each of the Municipal Bond Portfolio and the Municipal Money Market Portfolio will qualify to pay "exempt-interest dividends" to its shareholders, provided that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of these Portfolios to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Any loss on the sale or exchange of shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

In addition, for the Municipal Bond Portfolio and the Municipal Money Market Portfolio, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, nevertheless, be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at the rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Municipal Bond Portfolio and the Municipal Money Market Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

The deductibility of interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio will be limited for federal income tax purposes to the extent that any portion of such Portfolio's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Municipal Bond Portfolio or the Municipal Money Market Portfolio. "Substantial user" is defined generally for these purposes as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Issuers of bonds purchased by the Municipal Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The state and local tax consequences of an investment in either the Municipal Bond or Municipal Money Market Portfolios may differ from the federal consequences described above and shareholders are urged to consult their tax advisors with respect to such aspects.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Active International Allocation, Emerging Markets Debt, Emerging Markets, International Real Estate, Global Franchise, Global Value Equity, International Equity, International Magnum and International Small Cap Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

Investments in a foreign corporation that are considered to be a passive foreign investment company for federal income tax purposes may cause a Portfolio to accrue certain amounts as taxable income in advance of the receipt of cash.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

Under the provisions the 2004 Tax Act, dividends paid by a Portfolio to Foreign Shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Portfolio as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the Foreign Shareholder. In addition, the 2004 Tax Act provides that distributions of a Portfolio attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends) will generally cause the Foreign Shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to the rules described in the next paragraph below. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the Foreign Shareholder to file a federal income tax return. These provisions generally would apply to distributions with respect to taxable years of a Portfolio beginning after December 31, 2004 and before January 1, 2008.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profits tax.

A Portfolio may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

The following shareholders may be deemed to control the following Portfolios because they are record owners of 25% or more of the outstanding shares of that Portfolio of the Fund as of March 30, 2006. For each control person, the following provides the name, address and percentage of outstanding shares of such Portfolio owned.

Active International Allocation: Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 70.53% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FFIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 53.41% of such Portfolio's total outstanding Class B shares.

Emerging Markets Portfolio: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 96.70% of such Portfolio's total outstanding Class B shares.

Emerging Markets Debt Portfolio: Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 45.61% of such Portfolio's total outstanding Class A shares.

SBLI USA Mutual Life Insurance, 460 West 34th Street, Suite 800, New York, NY 10001, owned 44.50% of such Portfolio's total outstanding Class A shares.

Brenton D. Anderson, P.O. Box 663, Norwich, VT 05055, owned 43.53% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 33.83% of such Portfolio's total outstanding Class B shares.

Focus Equity Portfolio: Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 76.98% of such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., P.O Box 2600, VM 613, Outside Funds, Valley Forge, PA 19482, owned 75.99% of such Portfolio's total outstanding Class B shares.

Global Franchise Portfolio: L-3 Communications Canada, Suite 410, Markham, Ontario Canada, 231 L3T7W3, owned 32.99% of such Portfolio's total outstanding Class A shares.

Global Value Equity Portfolio: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Benefit Plan, Covington, KY 41015, owned 55.64% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 81.29% of such Portfolio's total outstanding Class B shares.

International Equity Portfolio: National Financial Services, 200 Liberty Street, New York, NY 10281, owned 39.07% of such Portfolio's total outstanding Class B shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 25.00% of such Portfolio's total outstanding Class B shares.

International Growth Equity Portfolio: Morgan Stanley Investment Management, Controllers 19th floor, 195 Broadway, New York, NY 10007, owned 100.00% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 79.15% of such Portfolio's total outstanding Class B shares.

International Magnum Portfolio: Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 68.24% of such Portfolio's total outstanding Class A shares.

Thrivent Financial for Lutherans, 625 4th Avenue South, Minneapolis, MN 55415, owned 28.59% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Benefit Plans, Covington, KY 41015, owned 80.19% such Portfolio's total outstanding Class B shares.

International Real Estate Portfolio: Charles Schwab & Co., Inc., Attn. Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, owned 26.90% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 91.25% of such Portfolio's total outstanding Class B shares.

Large Cap Relative Value Portfolio: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 65.22% such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 98.65% such Portfolio's total outstanding Class B shares.

Small Company Growth Portfolio: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 56.81% such Portfolio's total outstanding Class B shares.

US Real Estate Portfolio: Merrill Lynch Trust Co., FBO: Qualified Retirement Plans, PO Box 1501, Pennington, NJ 08534-0671, owned 45.46% of such Portfolio's total outstanding Class B shares.

The Union Central Life Insurance Co., 1876 Waycross Road, Cincinatti, OH 45240, owned 31.67% of such Portfolio's Class B shares.

US Large Cap Growth Portfolio: Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 66.28% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 45.57% such Portfolio's total outstanding Class B shares.

Principal Holders

The following shareholders are record owners of 5% or more of the outstanding shares of any class of Portfolio shares as of March 30, 2006. For each principal holder, the following table provides the name, address and percentage of outstanding shares of such classes owned.

Active International Allocation: Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 7.59% of such Portfolio's total outstanding Class A shares.

Fiserv Trust Company, 717 17th Street, Denver, CO 80202, owned 10.12% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 9.50% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 8.86% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 8.56% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co. Inc., 1585 Broadway, New York, NY 10036, owned 5.28% of such Portfolio's total outstanding Class B shares.

Emerging Markets Portfolio: Morgan Stanley & Co., P.O. Box 897, Pittsburgh, PA 60069, owned 21.14% of such Portfolio's total outstanding Class A shares.

The Bank of New York as Trustee for, New York State Deferred, One Wall Street, 12th Floor, New York, NY 10286, owned 10.25% of such Portfolio's total outstanding Class A shares.

Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 8.46% such Portfolio's total outstanding Class A shares.

Northern Trust Securities, Inc., 50 South Lasalle Street, Chicago, IL 60675-0001, owned 5.52% of such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., PO Box 2600, VM 613 Outside Funds, Valley Forge, PA 19482, owned 5.25% of such Portfolio's Class A shares.

Emerging Markets Debt Portfolio: Brown Brothers Harriman & Co, 6890024 Reinvest, 525 Washington Blvd, Jersey City, NJ, 07310, owned 17.05% of such Portfolio's total outstanding Class B shares.

Nan B Levy, 18 Mayfair Ln, Greenwich, CT 06831, owned 5.58% of such Portfolio's total outstanding Class B shares.

Global Franchise Portfolio: Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 10.23% of such Portfolio's total outstanding Class A shares.

The Kolberg Foundation Inc., 111 Radio Circle, Mount Kisco, NY 10549, owned 9.06% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 7.97% of such Portfolio's total outstanding Class A shares.

Bireley's Orange Japan Sa, PO Box 1134, Panama, Republic of Panama, owned 6.59% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.04% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 10.21% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 10.14% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 9.39% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 7.01% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 6.40% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.99% of such Portfolio's total outstanding Class B shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.17% of such Portfolio's total outstanding Class B shares.

Global Value Equity Portfolio: Jupiter & Co., C/O Investors Bank & Trust, PO Box 9130 FPG90, Boston, MA 021179, owned 14.85% of such Portfolio's total outstanding Class A shares.

AIG Life of Bermuda, Ltd., Segregated Account Bermuda, Alta Advisors Investment Subaccount, PO Box HM152, American International Building, Hamilton, Bermuda, owned 13.40% of such Portfolio's total outstanding Class A shares.

The Vanguard Fiduciary Trust Co., MSDW Class B funds, PO Box 2600 VM 613, Valley Forge, PA 19482, owned 14.32% of such Portfolio's total outstanding Class B shares.

International Equity Portfolio: Morgan Stanley & Co., Morgan Stanley Investment Management, One Tower Bridge, West Conshohocken, PA 60069, owned 8.78% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 7.73% of such Portfolio's total outstanding Class A shares.

T Rowe Price Trust Co., Kimley-Horn,, PO Box 17215, Owings Mills, MD 21297, owned 11.82% of such Portfolio's total outstanding Class B shares.

The Vanguard Fiduciary Trust Co., FBO Nissan North America, PO Box 2600 VM 613, Valley Forge, PA 19482, owned 9.05% of such Portfolio's total outstanding Class B shares.

International Growth Equity Portfolio: Morgan Stanley Investment Management, Controllers – 19th floor, 195 Broadway, New York, NY 10007, owned 20.85% of such Portfolio's total outstanding Class B shares.

International Magnum Portfolio: Norwest Bank Colorado Custodian, Bayonne Hospital, 403B Tax Sheltered Plan, C/O Great West, 8515 East Orchard Road, Englewood, CO 80111, owned 10.67% of such Portfolio's total outstanding Class B shares.

Morgan Stanley Co, FBO Ronald S Gregg, PMB 95, Oxnard Ca 93035, owned 6.51% of such Portfolio's total outstanding Class B shares.

International Real Estate Portfolio: Wachovia Bank, N.A., 1525 West WT Harris Blvd, Charlotte, NC, 28262-8522, owned 12.38% of such Portfolio's total outstanding Class A shares.

The Annie E Casey Foundation Inc. 701 St Paul Street, Baltimore MD, 21202, owned 11.05% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 10.87% of such Portfolio's total outstanding Class A shares.

JP Morgan Chase Bank, Trustee for the Alcon Defined Contribution, 3 Chase Metrotech Center, 5th floor, Att Steve Ryan, Brooklyn NY 11245, owned 6.79% of such Portfolio's total outstanding Class A shares.

National Investor Services, 55 Water Street, 32nd Floor, New York, NY 10041, owned 5.62% of such Portfolio's total outstanding Class A shares.

The Congregation of the Sisters of Charity of the Incarnate Word, Houston Tx, PO Box 230969, Houston TX 77223-0969, owned 5.32% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 5.05% of such Portfolio's total outstanding Class B shares.

International Small Cap Portfolio: Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 17.15% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 13.27% of such Portfolio's total outstanding Class A shares.

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 10.00% of such Portfolio's total outstanding Class A shares.

Money Market Portfolio: FC Knoebel, PO Box 1929 The FCK-1 Trust Dtd 8/21/92, Evergreen, Co 80437-1929, owned 22.37% of such Portfolio's total outstanding Class A shares.

Municipal Money Market Portfolio: Juanita K Waugh, PO Box 157, Brookston, IN 47923, owned 5.71% of such Portfolio's total outstanding Class A shares.

Small Company Growth Portfolio: Fidelity Investments Institutional Operations Co. FIIOC, 100 Magellan Way, KW1C, Covington, KY 41015, owned 23.01% such Portfolio's total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 12.53% of such Portfolio's total outstanding Class A shares.

Merrill Lynch Trust Co., FSB Trustee, Qualified Retirement Plans, PO Box 1542, Pennington, NJ 08534, owned 7.07% of such Portfolio's total outstanding Class A shares.

MG Trust Company, Trustee the Asset Show Production Services 401K, Suite 300, 700 17th Street, Denver, CO 80202, owned 6.59% of such Portfolio's total outstanding Class A shares.

Brian Drummond, C/O Miller Anderson & Sherrerd, One Tower Bridge, West Conshohocken, PA 19428, owned 5.13% of such Portfolio's total outstanding Class A shares.

T Rowe Price Trust Co., FBO: Retirement Plan Clients, PO Box 17215, Baltimore, MD 21297, owned 6.32% of such Portfolio's total outstanding Class B shares.

US Real Estate Portfolio: National Financial Services, 200 Liberty Street, New York, NY 10281, owned 21.38% of such Portfolio's total outstanding Class A shares.

Morgan Stanley Dean Witter Inc., 2000 Westchester Ave Ld, Purchase, NY 10577, owned 16.15% of such Portfolio's total outstanding Class A shares.

Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 12.66% of such Portfolio's total outstanding Class A shares.

Charles Schwab & Co. Inc., 101 Montgomery Street, Attn: Mutual Funds, San Francisco, CA 94104, owned 10.41% of such Portfolio's total outstanding Class A shares.

Linsco/Private Ledger Corp, One Beacon Street 22nd Floor, Boston, MA 02108, owned 6.30% of such Portfolio's total outstanding Class A shares.

T Rowe Price Trust Co., PO Box 17215, Baltimore, MD 21297, owned 6.61% of such Portfolio's total outstanding Class B shares.

US Large Cap Growth Portfolio: Morgan Stanley & Co., 1585 Broadway, New York, NY 10036, owned 19.97% of such Portfolio's total outstanding Class A shares.

Nationwide Life Insurance, PO Box 182029, C/O IPO Portfolio Accounting, Columbus, OH 43218-2029, owned 19.35% of such Portfolio's total outstanding Class B shares

National Financial Services, 200 Liberty Street, New York, NY 10281, owned 12.02% of such Portfolio's total outstanding Class A shares.

PERFORMANCE INFORMATION

The average annual compounded rates of return (unless otherwise noted) for the Fund's Portfolios for the 1-, 5- and 10-year periods ended December 31, 2005 and for the period from inception through December 31, 2005 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class A	1/17/92	14.85%	5.08%	7.14%	7.51%
Class B	1/02/96	14.67%	4.82%	N/A	6.88%
Emerging Markets Class A	9/25/92	34.54%	18.33%	9.09%	10.08%
Class B	1/02/96	34.17%	18.03%	N/A	8.72%
Emerging Markets Debt Class A	2/01/94	12.78%	14.43%	12.59%	11.37%
Class B	1/02/96	12.54%	14.19%	N/A	12.23%
Focus Equity Class A	3/08/95	17.60%	-0.09%	10.80%	13.51%
Class B	1/02/96	17.30%	-0.34%	N/A	10.47%
Global Franchise Class A	11/28/01	11.91%	N/A	N/A	16.15%
Class B	11/28/01	11.53%	N/A	N/A	15.81%
Global Value Equity Class A	7/15/92	5.81%	3.40%	9.12%	11.39%
Class B	1/02/96	5.59%	3.13%	N/A	8.78%
International Equity Class A	8/04/89	6.45%	8.00%	11.72%	11.36%
Class B	1/02/96	6.20%	7.77%	N/A	11.39%
International Magnum Class A	3/15/96	11.35%	3.70%	N/A	5.30%
Class B	3/15/96	11.04%	3.42%	N/A	5.02%
International Real Estate Class A	10/01/97	15.52%	22.73%	N/A	14.78%
Class B	10/01/97	15.22%	22.40%	N/A	14.49%
International Small Cap Class A	12/15/92	13.07%	15.38%	12.84%	13.64%
Large Cap Relative Value Class A	1/31/90	10.07%	4.28%	10.59%	11.06%
Class B	1/02/96	9.81%	4.01%	N/A	10.22%
Money Market Class A	11/15/88	2.89%	1.92%	3.57%	4.39%
Municipal Money Market Class A	2/10/89	2.07%	1.29%	2.19%	2.78%
Small Company Growth Class A	11/01/89	13.55%	5.89%	13.65%	13.54%
Class B	1/02/96	13.35%	5.65%	N/A	13.38%

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
U.S. Large Cap Growth Class A	4/02/91	15.72%	-0.60%	9.38%	10.95%
Class B	1/02/96	15.41%	-0.86%	N/A	9.05%
U.S. Real Estate Class A	2/24/95	17.66%	19.46%	17.12%	17.73%
Class B	1/02/96	17.37%	19.11%	N/A	16.71%

†    The International Growth Equity Portfolio commenced operations on December 27, 2005. Performance information for the International Growth Equity Portfolio will be provided once the Portfolio has completed a full calendar year of operation. The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios had not commenced operations as of December 31, 2005.

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Funds Portfolios for the 1-, 5- and 10- year periods ended December 31, 2005 and for the period from inception through December 31, 2005 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class A	1/17/92	14.46%	4.56%	5.19%	5.71%
Emerging Markets Class A	9/25/92	34.28%	18.32%	8.58%	9.33%
Emerging Markets Debt Class A	2/01/94	10.52%	11.36%	5.03%	4.23%
Focus Equity Class A	3/08/95	17.53%	-0.21%	7.61%	9.92%
Global Franchise Class A	11/28/01	10.75%	N/A	N/A	15.56%
Global Value Equity Class A	7/15/92	5.01%	2.95%	7.44%	9.52%
International Equity Class A	8/04/89	4.84%	6.94%	9.69%	9.70%
International Magnum Class A	3/15/96	11.04%	3.45%	N/A	4.66%
International Real Estate Class A	10/01/97	13.89%	21.63%	N/A	13.84%
International Small Cap Class A	12/15/92	10.40%	14.13%	11.07%	12.13%
Large Cap Relative Value Class A	1/31/90	9.38%	3.65%	7.08%	8.10%
Small Company Growth Class A	11/01/89	11.50%	5.41%	8.60%	10.38%
U.S. Large Cap Growth Class A	4/02/91	15.68%	-0.68%	7.38%	8.80%
U.S. Real Estate Class A	2/24/95	14.49%	17.07%	14.03%	14.63%

†    The International Growth Equity Portfolio commenced operations on December 27, 2005. Performance information for the International Growth Equity Portfolio will be provided once the Portfolio has completed a full calendar year of operation. The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios had not commenced operations as of December 31, 2005.

The average annual compounded rates of return (after taxes on distributions and redemption) (unless otherwise noted) for the Funds Portfolios for the one year, five year, and ten year periods ended December 31, 2005 and for the period from inception through December 31, 2005 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class A	1/17/92	9.74%	4.09%	5.05%	5.52%
Emerging Markets Class A	9/25/92	22.83%	16.32%	7.77%	8.60%
Emerging Markets Debt Class A	2/01/94	8.30%	10.58%	5.65%	4.85%
Focus Equity Class A	3/08/95	11.43%	-0.12%	7.53%	9.71%
Global Franchise Class A	11/28/01	9.43%	N/A	N/A	14.18%
Global Value Equity Class A	7/15/92	4.94%	2.80%	7.23%	9.19%
International Equity Class A	8/04/89	5.93%	6.60%	9.38%	9.38%
International Magnum Class A	3/15/96	7.54%	3.09%	N/A	4.32%
International Real Estate Class A	10/01/97	11.18%	19.67%	N/A	12.69%
International Small Cap Class A	12/15/92	11.75%	13.22%	10.58%	11.60%
Large Cap Relative Value Class A	1/31/90	7.46%	3.41%	7.27%	8.08%
Small Company Growth Class A	11/01/89	10.49%	4.99%	8.66%	10.17%
U.S. Large Cap Growth Class A	4/02/91	10.27%	-0.53%	7.04%	8.43%
U.S. Real Estate Class A	2/24/95	14.25%	15.93%	13.33%	13.93%

†    The International Growth Equity Portfolio commenced operations on December 27, 2005. Performance information for the International Growth Equity Portfolio will be provided once the Portfolio has completed a full calendar year of operation. The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios had not commenced operations as of December 31, 2005.

Calculation of Yield For Non-Money Market and Municipal Money Market Portfolios

The current yields for the Emerging Markets Debt Portfolio for the 30-day period ended December 31, 2005 were as follows:

Portfolio Name	Class A Shares	Class B Shares
Emerging Markets Debt	5.50%	5.17%

These figures were obtained using the following formula:

Calculation of Yield For Money Market and Municipal Money Market Portfolios

The current yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2005 were 3.94% and 3.02%, respectively. The effective yields of the Money Market and Municipal Money Market Portfolios for the 7-day period ended December 31, 2005 were 4.01% and 3.07%, respectively.

Taxable Equivalent Yields For The Municipal Money Market Portfolio

Sample Level of Taxable Income		Federal Income Tax	Taxable Equivalent Rates Based on Tax-Exempt Yield of:
Joint Return	Single Return	Brackets	3%	4%	5%	6%	7%	8%	9%	10%	11%
$0-14,600	$0-7,300	10%	3.33%	4.44%	5.56%	6.67%	7.78%	8.89%	10.00%	11.11%	12.22%
$14,600,-59,400	$7,300-29,700	15%	3.53%	4.71%	5.88%	7.06%	8.24%	9.41%	10.59%	11.76%	12.94%
$59,400-119,950	$29,700-71,950	25%	4.00%	5.33%	6.67%	8.00%	9.33%	10.67%	12.00%	13.33%	14.67%
$119,950-182,800	$71,950-150,150	28%	4.17%	5.56%	6.94%	8.33%	9.72%	11.11%	12.50%	13.89%	15.28%
$182,800-326,450	$150,150-326,450	33%	4.48%	5.97%	7.46%	8.96%	10.45%	11.94%	13.43%	14.93%	16.42%
over $326,450	over $326,450	35%	4.62%	6.15%	7.69%	9.23%	10.77%	12.31%	13.85%	15.38%	16.92%

Note: Net amount subject to 2005 Federal Income Tax after deductions and exemptions, not indexed for 2003 income tax rates.

The taxable equivalent yield and the taxable equivalent effective yield for the Municipal Money Market for the seven days ended December 31, 2005, assuming the same tax rate, were 4.65% and 4.72%, respectively.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2005, including notes thereto and the report of Ernst & Young LLP, independent registered public accounting firm, are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI. The Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios were not operational as of December 31, 2005.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Commercial Paper and Bond Ratings

I.  Excerpts From Moody's Description of Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities. A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks at a higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of that generic rating category.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  Excerpts From S&P's Description of Bond Ratings:

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A—Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as having significant speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. C—The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D—Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

III.  Description of Moody's Ratings of State and Municipal Notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1—best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing, MIG-2—high quality with

A-1

margins of protection ample although not so large as in the preceding group; MIG-3—favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

IV.  Description of Moody's Highest Commercial Paper Rating: Prime-1 ("Pl") -Judged to be of the best quality and have a superior ability for repayment. Their short-term debt obligations carry the smallest degree of investment risk.

V.  Excerpt From S&P's Rating of Municipal Note Issues: SP-l+—very strong capacity to pay principal and interest; SP-2—satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic consequences; SP-3—speculative capacity to pay principal and interest.

VI.  Description of S&P's Highest Commercial Paper Ratings: A-l+ — this designation indicates the degree of safety regarding timely payment is extremely strong. A-1—this designation indicates the degree of safety regarding timely payment is strong.

VII. Excerpts from Fitch IBCA Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. Financial commitments are currently being met; however, capacity for continued repayment of principal and interest is contingent upon a sustained, favorable business and economic environment.

CCC: Bonds may possibly default. The ability to meet obligations requires sustained business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative status of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" rating category or to categories below "CCC."

A-2

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